UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2019, the Board of Directors of FedEx Corporation (“FedEx” or the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The Bylaws were amended to:

•	Clarify certain stockholder notice provisions (Article II, Sections 5, 12 and 14);

•	Clarify that the required vote at a stockholders’ meeting may be governed by applicable stock exchange rules or other applicable law (Article II, Section 8);

•	Delete the reference to “outside director” for purposes of Section 162(m) because that designation no longer has any significance after the Tax Cuts and Jobs Act (Article II, Section 14);

•

Expressly provide that a director nominated by a stockholder pursuant to the Bylaws for election at the annual meeting must provide written consent to being named in the proxy statement (Article II, Section 15);

•	Specify that any notice for a special board meeting must be given at least 24 hours in advance (Article III, Section 6); and

•

Clarify that mandatory indemnification rights under the Bylaws only apply to directors, officers and managing directors who are serving at FedEx’s request in another capacity at another entity (Article VI, Section 1).

The foregoing summary is qualified in its entirety by reference to the text of the Bylaws as adopted and effective as of March 11, 2019. The Bylaws as adopted and effective as of March 11, 2019, and a copy marked to show changes from the prior Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: March 11, 2019	By:	/s/ Mark R. Allen
Mark R. Allen
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

3.2	Amended and Restated Bylaws of FedEx Corporation, marked to show amendments effective as of March 11, 2019.